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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported): MAY 1, 2008

                            SMOKY MARKET FOODS, INC.
             (Exact Name of Registrant as Specified in its Charter)


          NEVADA                          000-52180              20-4748589
-------------------------------       -----------------      -------------------
(State or other jurisdiction of          (Commission            (IRS Employer
incorporation or organization)          File Number)         Identification No.)


             804 ESTATES DRIVE
                 SUITE 100
            APTOS, CALIFORNIA                               95003
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 (Address of Principal Executive Offices)                (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (866) 851-7787
               ----------------------------------------------------


                                      N/A
         ---------------------------------------------------------------
        (Former name, former address, and formal fiscal year, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):


         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On May 1, 2008, Smoky Market Foods, Inc. (the "Company") entered into a Consulting Agreement (the "Agreement") with International Monetary ("IM"), a California corporation. Pursuant to the Agreement, IM has agreed to assist with the identification of underwriters, institutional investors and other investors, provide planning and strategic advice with respect to acquisitions and alliances, assist with investor relations services and provide additional related services. As compensation, IM received 400,000 shares of common stock and, upon the closing of a financing transaction with a person identified by IM, IM is entitled to receive $120,000 in cash for additional investor relations services for one year. The term of the agreement is three months.

         The description of the Agreement set forth above is summary in nature and omits certain detailed terms set forth in the underlying document. The summary set forth above is qualified by the terms and conditions of the definitive document as filed herewith.

ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES.

         INFORMATION ON SECURITIES SOLD. The information provided under Item
1.01 above is incorporated herein by this reference.

         EXEMPTION FROM REGISTRATION CLAIMED. The shares issued to IM were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), based upon the following: (a) IM confirmed to us that it is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities; (b) there was no public offering or general solicitation with respect to the offering; (c) IM was provided with certain disclosure materials and all other information requested with respect to the Company; (d) IM acknowledged that all securities being purchased were being purchased for investment intent and were "restricted securities" for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act and state securities laws or exempt from registration under the Securities Act and state securities laws; and (e) restrictive legends have been place on certificates representing the shares.
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ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

                  10.1     Consulting Agreement with International Monetary







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Smoky Market Foods, Inc.



Dated:  May 8, 2008                        By /s/ Edward Feintech
                                              ----------------------------------
                                              Edward Feintech, Chief Executive
                                              Officer


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                                  EXHIBIT INDEX


Exhibit Number             Exhibit

10.1                       Binding Term Sheet for Purchase Agreement




















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